Exhibit 10.2

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 10 TO COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 10 to the Collaboration and License Agreement (this “Amendment”) is made and entered into by and between Kyowa Kirin Co., Ltd. (formerly, Kyowa Hakko Kirin Co., Ltd.), a company organized and existing under the laws of Japan, with an address at 1-9-2 Otemachi, Chiyoda-ku, Tokyo, 100-0004, Japan (“KKC”) and Ultragenyx Pharmaceutical Inc., a company organized and existing under the laws of the State of Delaware, with an address at 60 Leveroni Court, Novato, California 94949, USA (“UGNX”).

RECITALS

WHEREAS, KKC and UGNX entered into a Collaboration and License Agreement effective as of August 29, 2013, an Amendment No. 1 to Collaboration and License Agreement effective as of August 24, 2015, an Amendment No. 2 to Collaboration and License Agreement effective as of November 28, 2016, an Amendment No. 3 to Collaboration and License Agreement effective as of September 29, 2017, an Amendment No. 4 to Collaboration and License Agreement effective as of January 29, 2018, an Amendment No. 5 to Collaboration and License Agreement effective as of April 30, 2018 (the “Amendment No. 5”), an Amendment No. 6 to Collaboration and License Agreement effective as of February 1, 2019, an Amendment No. 7 to Collaboration and License Agreement effective as of December 5, 2018, an Amendment No. 8 to Collaboration and License Agreement effective as of July 4, 2019 and an Amendment No. 9 to Collaboration and License Agreement effective as of December 23, 2019 (collectively, the “Collaboration Agreement”).

WHEREAS, both Parties wish to further amend the Collaboration Agreement as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties agree as follows:

1.	This Amendment shall be effective as of April 1, 2020 (the “Amendment Effective Date”).

2.	Any capitalized terms that are not defined in this Amendment will have their respective meanings set forth in the Collaboration Agreement.

3.	Notwithstanding anything in the Collaboration Agreement to the contrary, including Section 5 of the Amendment No. 5, the payment procedures and schedules shall be set forth as below;

(i)

As to the profit sharing stipulated in Section 7.1 of the Collaboration Agreement, KKUS shall pay [***] to UGNX, within [***] Business Days after the end of [***], the [***] profit share progress payment based on the [***] (the “Estimated Profit Share”).  UGNX shall issue an invoice for such [***] payment by [***]. Parties shall settle the amount of difference between the actual profit sharing calculated by KKC based on the report set forth in Section 7.1.2 of the Collaboration Agreement and the paid Estimated Profit Share for the applicable [***] within [***]days after the end of such [***].

(ii)

As to the Development Costs shared by the Parties, Kyowa Kirin Pharmaceutical Development, Inc. which is KKC’s Affiliate, shall pay [***] to UGNX, within [***] Business Days after the end of each [***], an amount equal to [***] (the “Estimated Development Costs”). By the end of each [***], UGNX shall issue an invoice to KKC for such [***] payment of such Estimated Development Costs. The Parties shall settle the amount of difference between the actual Development Costs borne by UGNX, which is calculated based on the report set forth in Section 4.9.4 of the Collaboration Agreement, and the paid Estimated Development Costs for the applicable [***] within [***] days after such [***].

(iii)

As to the pass-through of costs for [***] from UGNX to KKUS in the Profit Share Territory, UGNX shall, on a [***] basis, provide to KKUS an invoice and details regarding the total of all such pass-through costs (the “Invoiced Pass-Through Costs”). KKUS shall pay to UGNX such pass-through costs within [***] Business Days after receiving each invoice. The Parties shall settle the amount of difference between actual costs calculated by KKC based on the report set forth in Section 7.1.2 of the Collaboration Agreement and the paid Invoiced Pass-Through Costs for the applicable [***] within [***] days after then end of such [***].

4.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Collaboration Agreement shall continue in full force and effect as provided therein.

5.

This Amendment may be executed in identical duplicate copies exchanged by facsimile or e-mail (PDF form) transmission. The Parties agree to execute two identical original copies of this Amendment after exchanging signed facsimile versions. Each identical counterpart will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the Amendment Effective Date.

KYOWA KIRIN CO., LTD.		ULTRAGENYX PHARMACEUTICAL INC.

By:	/s Yasuo Fujii	By:	/s/ Thomas Kassberg
Name:	Yasuo Fujii	Name:	Thomas Kassberg
Title:	Director, Business Development Dept.	Title:	Chief Business Officer

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